UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2013 (June 14, 2013)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 14, 2013, American DG Energy Inc., or the Company, entered into a subscription agreement with EuroSite Power Inc., or EuroSite Power, the Company's majority owned subsidiary, for $1,100,000 of EuroSite Power's 4% Senior Unsecured Convertible Notes Due 2015, or the Notes, as part of EuroSite Power's $4,000,000 aggregate principal amount private placement of the Notes.

In connection with the Company's subscription for the Notes, the Company exchanged a promissory note in the principal amount of $1,100,000, originally issued on February 26, 2013, or the Old Note, for a like principal amount of the Notes and received cash for any accrued but unpaid interest on the Old Note.

The foregoing descriptions of the Subscription Agreement and the Old Note are qualified in their entirety by reference to the full text of the Subscription Agreement and the Old Note, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Included among the investors subscribing for the Notes are: Bruno Meier, a director of EuroSite Power, in the amount of $250,000; Joan Giacinti, a director of EuroSite Power, in the amount of $300,000; Charles T. Maxwell, Chairman of the Board of Directors of the Company, in the amount of $250,000; and Nettlestone Enterprises Limited, a shareholder of both the Company and EuroSite Power, in the amount of $300,000.

Noteholders Agreement and Note

The holders of the Notes, or the Holders, are subject to and entitled to the benefits of the 4% Senior Convertible Notes Due 2015 Noteholders Agreement, dated June 14, 2013, or the Noteholders Agreement. The Notes will mature on June 14, 2015 and will accrue interest at the rate of 4% per annum payable in cash on a semi-annual basis. At a Holder's option, the Holder's Note may be converted into shares of the EuroSite Power's common stock at an initial conversion rate of 1,000 shares of common stock per $1,000 principal amount of Notes, subject to adjustment. At the scheduled maturity date, each of the Holders will have the following options: request payment of their principal amount and accrued interest in cash; extend the term of the Note for an additional 3 years with an automatic decrease in interest rate to 3% per annum; or exchange the Note for a new non-convertible note with a 3 year maturity and a 6% per annum interest rate; no accrued interest will be lost on such exchange. The Notes are guaranteed on a subordinated basis by the Company,

The Noteholders Agreement provides for customary events of default by EuroSite Power, including failure to pay interest within ten days of becoming due, failure to pay principal when due, failure to comply provisions of the Notes or the Noteholders Agreement, subject to cure, and certain events of bankruptcy or insolvency.

The Company is a party to the Noteholders Agreement as both a Holder and as the guarantor of the Notes.

The foregoing descriptions of the Noteholders Agreement and Notes are qualified in their entirety by reference to the full text of the Noteholders Agreement and Note, which are attached as Exhibit 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Registration Rights Agreement

The Holders are entitled to the benefits of a registration rights agreement dated June 14, 2013 by and among EuroSite Power and the Holders, or the Registration Rights Agreement. The Registration Rights Agreement provides for demand registration rights, such that upon the demand of 30% of the holders of Registrable Securities, as defined in the Registration Rights Agreement and subject to certain conditions (including that EuroSite Power is eligible to use a Form S-3 registration statement and that such holders anticipate an aggregate offering price, net of selling expenses, of at least $250,000), EuroSite Power will file a Form S-3 registration statement covering the Registrable Securities requested to be included in such registration, subject to adjustment.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Guarantee

The Company guarantees, or the Guarantees, the Notes on a subordinated basis. Among other things, the Guarantees provide that, in the event of EuroSite Power's failure to pay principal or interest on a Note, the Holder of such

Note, on the terms and conditions set forth in the Noteholders Agreement, may proceed directly against the Company, as guarantor, to enforce the Guarantee without first proceeding against EuroSite Power.

The Company, as guarantor, shall be subrogated to all rights of the Holders of the Notes against EuroSite Power in respect of any amounts paid to a Holder by the Company on account of such Note pursuant to the provisions of the Guarantee and the Noteholders Agreement; provided, however, that the Company is not entitled to enforce, or to receive any payments based upon, such right of subrogation until the principal and interest on all of the Notes is paid in full.

The Guarantees are subordinate and subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, as such term is defined in the Noteholders Agreement, of the Company.

The foregoing description of the Guarantees is qualified in its entirety by reference to the full text of the Form of Guarantee, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Descriptions
10.1	Subscription Agreement by and between the Company and EuroSite Power, dated June 14, 2013.
10.2	Promissory Note by EuroSite Power issued to the Company, dated February 26, 2013 (Incorporated by reference to Exhibit 4.1 to EuroSite Power's Current Report on Form 8-K, dated June 18, 2013).
10.3
4% Senior Convertible Notes Due 2015 Noteholders Agreement by and among the Company, American DG Energy Inc. and the Holders named therein, dated June 14, 2013 (Incorporated by reference to Exhibit 10.2 to EuroSite Power's Current Report on Form 8-K, dated June 18, 2013).

10.4	4% Senior Convertible Note Due 2015 by EuroSite Power, dated June 14, 2013.
10.5
Registration Rights Agreement by and among the Company and the Noteholders names therein, dated June 14, 2013 (Incorporated by reference to Exhibit 10.3 to EuroSite Power's Current Report on Form 8-K, dated June 18, 2013).

10.6
Form of Guarantee by the Company, dated June 14, 2013, attached to the Form of 4% Senior Convertible Note Due 2015 by EuroSite Power, dated June 14, 2013 (Incorporated by reference to Exhibit 4.2 to EuroSite Power's Current Report on Form 8-K, dated June 18, 2013).

FORWARD-LOOKING STATEMENTS
This current report contains forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. For example, we are using forward-looking statements when we discuss the Company's right of subrogation. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including as disclosed in the Company's SEC filings. The statements in this current report are made as of the date of this report. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	June 18, 2013	AMERICAN DG ENERGY INC.
By: /s/ Anthony S. Loumidis
Anthony S. Loumidis, Chief Financial Officer

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